Exhibit 10.2 Execution Version AMENDMENT NO. 1 TO THE CHAPTER 11 PLAN SUPPORT AGREEMENT THIS FIRST AMENDMENT TO THE CHAPTER 11 PLAN SUPPORT AGREEMENT (this “Amendment”) is made as of March 9, 2020 by and among all of the following: the (a) Company Parties and (b) Required Consenting Creditors (each as defined in the Chapter 11 Plan Support Agreement and listed on the signature pages attached hereto, collectively, the “Required Amendment Parties”) and amends that certain Chapter 11 Plan Support Agreement, dated as of March 2, 2020, by and among the Required Amendment Parties (the “Plan Support Agreement”).1 Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Plan Support Agreement. WHEREAS, the Required Amendment Parties desire to amend the Plan Support Agreement as set forth in this Amendment; WHEREAS, Section 14 of the Plan Support Agreement permits the Required Amendment Parties to modify, amend or supplement the Plan Support Agreement with the consent of the Required Amendment Parties as set forth above; NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Required Amendment Parties hereby agree as follows: 1. Amendment. The Restructuring Term Sheet attached as Exhibit C of the Plan Support Agreement is hereby replaced with Exhibit 1 attached hereto and all references to the “Restructuring Term Sheet” in the Plan Support Agreement shall be to Exhibit 1 attached hereto. Attached hereto as Exhibit 2 is a redline of the Restructuring Term Sheet reflecting the changes. 2. Ratification. Except as specifically provided for in this Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Plan Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect. 3. Effect of Amendment. This Amendment shall be effective on the date on which the Company Parties have executed this Amendment and received all of the other Required Amendment Parties’ signature pages (the “Amendment Effective Date”). Following the Amendment Effective Date, whenever the Plan Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Plan Support Agreement as amended by this Amendment. 4. Joinder. Any holder of Company Claims/Interests may become a Consenting Creditor by executing a signature page to the Plan Support Agreement substantially in the form attached hereto as Exhibit 3 and delivering such executed signature page to the parties set forth in section 16.10 of the Plan Support Agreement. Upon the delivery of such executed signature page, such holder of Company Claims/Interests shall have all the rights of a Consenting Creditor (and Priority Non-Backstop Party, as applicable) under the Plan Support Agreement, as amended by 1 Capitalized terms used by not defined herein have the meanings given to them in the Plan Support Agreement, as amended by this Amendment.

this Amendment. All such executed signature pages delivered pursuant to the terms of the Amendment shall be irrevocable; provided, that holders of First Lien Claims that submit signature pages after the Priority Non-Backstop Cap has been satisfied will have such signature pages returned and will not be bound by the Plan Support Agreement. 5. Survival. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties (as defined in the Plan Support Agreement). 6. Governing Law; Submission to Jurisdiction; Selection of Forum. For the avoidance of doubt, this Amendment and interpretation of this Amendment shall be in accordance with Section 16.05 of the Plan Support Agreement. 7. Execution of Amendment. This Amendment may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Each individual executing this Amendment on behalf of a Required Amendment Party has been duly authorized and empowered to execute and deliver this Amendment on behalf of said Required Amendment Party. [Signature pages follow.]

Company Parties' Signature Page to
Amendment No. 1 to the Chapter 11 Plan Support Agreement

WINDSTREAM HOLDINGS, INC.
and each of its direct and indirect subsidiaries listed on Exhibit A-1 and Exhibit A-2 to the Plan Support Agreement

By: Tony Thomas

Name: Tony Thomas

Title: President and Chief Executive Officer

FRANKLIN MUTUAL ADVISERS, LLC on behalf of its advisory clients l' ~✓- By: Naive: Shawn Tumulty Title: Vice President [Signature Page to Amendment No. 1 to Plan Support Agreement]

Exhibit 1 Restructuring Term Sheet

Execution Version THIS CHAPTER 11 PLAN TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS CHAPTER 11 PLAN TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE EFFECTIVE DATE OF THE PLAN SUPPORT AGREEMENT ON THE TERMS DESCRIBED HEREIN AND IN THE PLAN SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES HERETO. CHAPTER 11 PLAN TERM SHEET INTRODUCTION This Chapter 11 Plan Term Sheet (this “Plan Term Sheet”)1 describes the financial restructuring of Windstream Holdings, Inc. (and, together with its debtor subsidiaries, the “Debtors”). This Plan Term Sheet is being agreed to in connection with the Debtors’ and the Consenting Creditors’ entry into that certain Plan Support Agreement, dated as of March 2, 2020 (as may be further amended, supplemented or modified pursuant to the terms thereof, the Plan Support Agreement”),2 to which this Plan Term Sheet is attached as Exhibit A. Pursuant to the Plan Support Agreement, the Debtors and the Consenting Creditors have agreed to support the transactions contemplated therein and herein. This Plan Term Sheet does not include a description of all of the terms, conditions, and other provisions that are to be contained in the Definitive Documents, which remain subject to negotiation and completion in accordance with the Plan Support Agreement and applicable law. The Definitive Documents will not contain any terms or conditions that are inconsistent with this Plan Term Sheet or the Plan Support Agreement. This Plan Term Sheet incorporates the rules of construction as set forth in section 102 of the Bankruptcy Code. GENERAL PROVISIONS REGARDING THE RESTRUCTURING Chapter 11 Plan (a) On the Plan Effective Date, or as soon as is reasonably practicable thereafter, each holder of an Allowed Claim or Interest, as applicable, shall receive under the Plan the treatment described in this Plan Term Sheet in full and final satisfaction, settlement, release, and discharge of and in exchange for such holder’s Allowed Claim or Interest, except to the extent different treatment is agreed to by (a) the Reorganized Debtors, (b) the Required Consenting Creditors, (c) the Requisite Backstop Parties, and (d) the holder of such Allowed Claim or Interest, as applicable. (b) For the avoidance of doubt, any action required to be taken by the Debtors on the Plan Effective Date pursuant to this Plan Term Sheet may be taken on the Plan Effective Date or as soon as is reasonably practicable 1 This Plan Term Sheet reflects a settlement with respect to valuation solely for purposes of the Plan contemplated by this Plan Term Sheet. Nothing herein shall be construed or interpreted as a stipulation as to the value of the Debtors’ assets, enterprise value, or the collateral securing the First Lien Claims or Second Lien Claims. 2 Capitalized terms used but not defined in this Plan Term Sheet have the meanings given to such terms in the Plan Support Agreement.

GENERAL PROVISIONS REGARDING THE RESTRUCTURING thereafter. New Exit Facility Prior to the Plan Effective Date, the Debtors will secure commitments to fund a new money senior secured credit facility in an aggregate amount up to $3,250 million (the “New Exit Facility”), which will include the following facilities:  a revolving credit facility in an aggregate target principal amount of $750 million, which will be undrawn on the Plan Effective Date and may include (a) a letter of credit sub-facility up to an aggregate principal amount of $350 million to support obligations related to funding received from state and federal broadband subsidy programs and (b) an additional letter of credit sub-facility up to an aggregate principal amount of $50 million; and  a term loan facility in an aggregate principal amount up to $2,500 million (collectively, the “New Exit Facility Term Loan”), which will be funded or distributed, as applicable, on the Plan Effective Date and (a) will include $2,050 million in term loans (the “Required Exit Facility Term Loans”), (b) will include $100 million in term loans (the “Midwest Notes Exit Facility Term Loans”) that will be distributed to holders of Midwest Notes Claims in accordance with this Plan Term Sheet, and (c) may include up to $350 million in principal of additional term loans (the “Flex Exit Facility Term Loans”) at the election of the Requisite Backstop Parties, in consultation with the Debtors, so long as market conditions allow and the total cost of the Flex Exit Facility Term Loans is less than an amount agreed to in writing (which may include agreement by email of counsel to each of the parties) between the Debtors and the Requisite Backstop Parties. The interest rate, maturity date, and other terms of the New Exit Facility will be consistent with this Plan Term Sheet and otherwise reasonably acceptable to the Debtors, the Required Consenting Creditors, and the Requisite Backstop Parties. If the Flex Exit Facility Term Loans are funded on the Plan Effective Date, then, on the Plan Effective Date, the net proceeds thereof (the “Distributable Flex Proceeds”) will be distributed to holders of Allowed First Lien Claims in accordance with this Plan Term Sheet. The Required Exit Facility Term Loans may reduced to an amount less than $2,050 million (the “Required Exit Facility Term Loans Target”) at the election of (a) at least two members of the First Lien Ad Hoc Group holding a majority of the aggregate amount of commitments under the Backstop Commitment Agreement (defined below) held by all members of the First Lien Ad Hoc Group and (b) Elliott (collectively, the “Requisite Backstop Parties”). To the extent the amount of the Required Exit Facility Term Loans funded on the Plan Effective Date is lower than the Required Exit Facility Term Loans Target, the Debtors will distribute new term loans (the “First Lien Replacement Term Loans”) in an amount equal to the difference between the Required Exit Facility Term Loans 2

GENERAL PROVISIONS REGARDING THE RESTRUCTURING Target and the amount of Required Exit Facility Term Loans actually funded on the Plan Effective Date to holders of First Lien Claims in lieu of the cash distributions set forth in this Plan Term Sheet that were otherwise attributable to such difference; provided that the aggregate amount of the First Lien Replacement Term Loans will not exceed an amount to be agreed by the Requisite Backstop Parties and set forth in the Plan Supplement. The First Lien Replacement Term Loans, as applicable, will rank pari passu with and will be secured on substantially the same terms as the New Exit Facility Term Loan and have the same terms as the New Exit Facility Term Loan or such other terms as agreed by the Requisite Backstop Parties and the Debtors. On the Plan Effective Date, the net cash proceeds of the Required Exit Facility Term Loans (and all other cash on hand held by the Debtors as of the Plan Effective Date) will be:  first, used to pay in full in cash Allowed DIP Claims, Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Other Secured Claims, Allowed Other Priority Claims, and executory contract and unexpired lease cure claims as and to the extent that such Claims are required to be paid in cash under the Plan;  second, used to fund a reserve sufficient to satisfy Allowed General Unsecured Claims against any Non-Obligor Debtor;3  third, used to fund a reserve sufficient to satisfy any required cash distributions to holders of Allowed Second Lien Claims and Allowed General Unsecured Claims against any Obligor Debtor4 as set forth in this Plan Term Sheet;  fourth, used, to the extent necessary, to fund a minimum cash balance for the Reorganized Debtors in an aggregate amount equal to $75 million plus any amounts received on account of GCI (as defined in the Uniti Term Sheet) reimbursements and Cash Payments (as defined in the Uniti Term Sheet) received by the Debtors on or before the Plan Effective Date (the “Minimum Cash Balance”); and  fifth, distributed to holders of Allowed First Lien Claims in accordance with this Plan Term Sheet (such distributed proceeds, the “Distributable Exit Facility Proceeds”). If any Backstop Party elects to fund the New Exit Facility (in whole or in part), Elliott and any Consenting Creditor that is a member of the First Lien Ad Hoc Group will each have the right to participate in such financing on the same terms as each other Backstop Party that participates in the New Exit Facility. 3 “Non-Obligor Debtor” means any Debtor listed on Exhibit A-2 to the Plan Support Agreement. 4 “Obligor Debtor” means any Debtor listed on Exhibit A-1 to the Plan Support Agreement 3

GENERAL PROVISIONS REGARDING THE RESTRUCTURING New Common Stock Rights On the Plan Effective Date, the Debtors will consummate a $750 million Offering common equity rights offering (the “Rights Offering”) pursuant to which holders of Allowed First Lien Secured Claims will be distributed subscription rights (the “Subscription Rights”) to purchase the New Common Stock in accordance with this Plan Term Sheet at a 37.5% discount to a stipulated equity value equal to $1,250 million (the “Plan Equity Value”). Both the amount of the Rights Offering and the Plan Equity Value are subject to a proportionate downward adjustment (the “Flex Adjustment”) in the event that the Flex Exit Facility Term Loans are funded on the Plan Effective Date in a manner that preserves the 37.5% discount to Plan Equity Value, as will be set forth in the Backstop Commitment Agreement, such that if the aggregate principal amount of the Flex Exit Facility Terms Loans is $350 million the Plan Equity Value will equal $900 million and the Rights Offering amount will equal $540 million. Elliott and the members of the First Lien Ad Hoc Group (the “Backstop Parties”) will backstop the Rights Offering. Within 10 days of the Agreement Effective Date, the Debtors and the Backstop Parties will enter into a backstop commitment agreement (including all schedules and exhibits thereto, the “Backstop Commitment Agreement”) that will provide for, among other things, a backstop commitment premium equal to 8% of the $750 million committed amount (the “Backstop Premium”) payable in New Common Stock (calculated to reflect a 37.5% discount to Plan Equity Value) to the Backstop Parties on the Plan Effective Date (or, as set forth in the Backstop Commitment Agreement, in cash if the Plan Effective Date does not occur) and shall not be subject to any reduction on account of the Flex Adjustment. Elliott will provide 52.5% of the backstop commitments under the Backstop Commitment Agreement and the members of the First Lien Ad Hoc Group (on a pro rata basis) will provide 47.5% of the backstop commitments under the Backstop Commitment Agreement. Without limiting the obligations of the Backstop Parties to fund the full amount of the Rights Offering, the Backstop Parties will have the option to purchase up to $375 million of the New Common Stock issued pursuant to the Rights Offering (the “Backstop Priority Tranche”), on a pro rata basis based on their backstop commitments. Notwithstanding the foregoing sentence, holders of First Lien Claims that were not held by Backstop Parties as of March 2, 2020 who sign the Plan Support Agreement and become Consenting Creditors by no later than 5:00 p.m. Prevailing Eastern Time on March 13, 2020 (collectively, such holders, the “Priority Non-Backstop Parties”), shall be eligible to participate pro rata (based on their percentage holdings of all First Lien Claims) in the Backstop Priority Tranche on a “first come, first served” basis for up to $430 million of aggregate principal amount of such First Lien Claims (as the same may be increased in accordance with the next sentence, the “Priority Non-Backstop Cap”) held by such holders (i.e., the Priority Non-Backstop Parties shall collectively be eligible to participate in up to 4

GENERAL PROVISIONS REGARDING THE RESTRUCTURING $51 million of the Backstop Priority Tranche); provided, that no single Priority Non-Backstop Party, together with any of its affiliates or managed funds, may participate on account of more than $141 million in aggregate principal amount of First Lien Claims for purposes of determining its pro rata share of the Backstop Priority Tranche. The Requisite Backstop Parties, in their sole discretion and in consultation with the Debtors, may elect to increase the size of the Priority Non-Backstop Cap to permit additional holders of First Lien Claims that submit a signature to the Plan Support Agreement to become Priority Non-Backstop Parties eligible to participate in the Backstop Priority Tranche pro rata (based on their percentage holdings of all First Lien Claims). Holders of First Lien Claims that submit signature pages after the Priority Non-Backstop Cap has been satisfied will have such signatures returned and will not be bound by the Plan Support Agreement. Any rights not exercised by the Priority Non-Backstop Parties in the Backstop Priority Tranche shall be made available for the Backstop Parties to purchase on a pro rata basis based on their backstop commitments. Any rights not exercised by the Backstop Parties in the Backstop Priority Tranche shall be available for distribution to holders of First Lien Claims as set forth in this Plan Term Sheet. The “Distributable Subscription Rights” shall mean the difference between (a) $750 million or, if the Flex Exit Facility Term Loans are funded on the Effective Date, the adjusted amount of the Rights Offering and (b) the amount of the Backstop Priority Tranche subscribed by the Backstop Parties and the Priority Non-Backstop Parties. The New Common Stock issued to the Backstop Parties, the Priority Non- Backstop Parties and other holders of Allowed First Lien Claims in connection with the Rights Offering will be subject to dilution on account of the Backstop Premium and the Management Incentive Plan (as defined below). The issuance of the Subscription Rights will be exempt from SEC registration under applicable law. New Common Stock On the Plan Effective Date, Reorganized Windstream shall issue a single class of common equity interests (the “New Common Stock”). The New Common Stock will be distributed to holders of Allowed First Lien Claims in accordance with this Plan Term Sheet and issued in connection with the Rights Offering and the Backstop Premium. Cash on Hand Cash distributions in accordance with this Plan Term Sheet shall be made from cash on hand as of the Plan Effective Date, including proceeds from the New Exit Facility Term Loan and the Rights Offering. Definitive Documents Any documents contemplated by this Plan Term Sheet, including any Definitive Documents, that remain the subject of negotiation as of the Agreement Effective Date shall be subject to the rights and obligations set forth in Section 3 of the Plan Support Agreement. Failure to reference such rights and obligations as it relates to any document referenced in this Plan Term Sheet shall not impair such rights and obligations. 5

GENERAL PROVISIONS REGARDING THE RESTRUCTURING Tax Matters The Parties will work together in good faith and will use commercially reasonable efforts to structure and implement the Restructuring Transactions in a tax-efficient and cost-effective manner for the Debtors and to preserve the real estate investment trust structure of Uniti Group, Inc.; provided, that such structure shall be reasonably acceptable to the Debtors, the Required Consenting Creditors and the Requisite Backstop Parties. Vesting of Debtors’ The property of each Debtor’s estate shall vest in each respective Property Reorganized Debtor on and after the Plan Effective Date free and clear (except as provided in the Plan) of liens, claims, charges, and other encumbrances. TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Impairment / Class No. Type of Claim Treatment Voting Unclassified Non-Voting Claims On the Plan Effective Date, each holder of an N/A DIP Claims Allowed DIP Claim shall receive payment in full N/A in cash. On the Plan Effective Date, each holder of an Administrative N/A Allowed Administrative Claim shall receive N/A Claims payment in full in cash. On the Plan Effective Date, each holder of an Priority Tax Allowed Priority Tax Claim shall receive N/A N/A Claims treatment in a manner consistent with section 1129(a)(9)(C) of the Bankruptcy Code. Classified Claims and Interests of the Debtors On the Plan Effective Date, each holder of an Allowed Other Secured Claim shall receive, at the Debtors’ option, in consultation with the Required Consenting Creditors and the Requisite Backstop Parties: (a) payment in full in cash; (b) the Unimpaired / Other Secured Class 1 collateral securing its Allowed Other Secured Deemed to Claims Claim; (c) Reinstatement of its Allowed Other Accept Secured Claim; or (d) such other treatment rendering its Allowed Other Secured Claim unimpaired in accordance with section 1124 of the Bankruptcy Code. Each holder of an Allowed Other Priority Claim Unimpaired / Other Priority Class 2 shall receive treatment in a manner consistent with Deemed to Claims section 1129(a)(9) of the Bankruptcy Code. Accept 6

TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Impairment / Class No. Type of Claim Treatment Voting On the Plan Effective Date, each holder of an Impaired / Allowed First Lien Claim shall receive its pro rata Entitled to Vote share of: (a) 100% of the New Common Stock, subject to dilution on account of the Rights Offering, the Backstop Premium, and the Management Incentive Plan; (b) cash in an amount equal to the sum of (i) the Distributable Exit Class 3 First Lien Claims Facility Proceeds, (ii) the Distributable Flex Proceeds, (iii) the cash proceeds of the Rights Offering, and (iv) all other cash held by the Debtors as of the Plan Effective Date in excess of the Minimum Cash Balance; (c) the Distributable Subscription Rights; and (d) as applicable, the First Lien Replacement Term Loans. On the Plan Effective Date, each holder of an Impaired / Allowed Midwest Notes Claim shall receive its Entitled to Vote Midwest Notes Class 4 pro rata share of the Midwest Notes Exit Facility Claims Term Loans, the principal amount of which shall in no event exceed $100 million. If holders of Allowed Second Lien Claims vote as Impaired / a class to accept the Plan, on the Plan Effective Entitled to Vote Date, each holder of an Allowed Second Lien Claim shall receive cash in an amount equal to $0.00125 for each $1.00 of Allowed Second Lien Second Lien Class 5 Claims. Claims If holders of Allowed Second Lien Claims vote as a class to reject the Plan, on the Plan Effective Date, each holder of an Allowed Second Lien Claim shall receive treatment consistent with section 1129(a)(7) of the Bankruptcy Code. If holders of Allowed General Unsecured Claims against Obligor Debtors vote as a class to accept the Plan, on the Plan Effective Date, each holder of an Allowed General Unsecured Claim against any Obligor Debtor shall receive cash in an amount equal to $0.00125 for each $1.00 of such Obligor General Allowed General Unsecured Claims. Impaired / Class 6A Unsecured Claims If holders of Allowed General Unsecured Claims Entitled to Vote against Obligor Debtors vote as a class to reject the Plan, on the Plan Effective Date, each holder of such an Allowed General Unsecured Claim against any Obligor Debtor shall receive treatment consistent with section 1129(a)(7) of the Bankruptcy Code. 7

TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Impairment / Class No. Type of Claim Treatment Voting On the later of the Plan Effective Date or the date that such Allowed General Unsecured Claim becomes due in the ordinary course of the Non-Obligor Debtors’ or Reorganized Debtors’ business, each Unimpaired / Class 6B General holder of an Allowed General Unsecured Claim Deemed to Unsecured Claims against any Non-Obligor Debtor shall, at the Accept election of the Requisite Backstop Parties, in consultation with the Debtors, be (a) Reinstated or (b) paid in full in Cash. On the Plan Effective Date, each Allowed Intercompany Claim shall be Reinstated, Impaired / distributed, contributed, set off, settled, canceled Deemed to Reject Intercompany Class 7 and released, or otherwise addressed at the option or Unimpaired / Claims of the Debtors in consultation with the Required Deemed to Consenting Creditors and Requisite Backstop Accept Parties. Intercompany Interests shall receive no recovery Impaired / Intercompany or distribution and be Reinstated solely to the Deemed to Reject Interests Other Class 8 extent necessary to maintain the Debtors’ or Unimpaired / Than in corporate structure. Deemed to Windstream Accept On the Plan Effective Date, each holder of an Interests in Interest in Windstream shall have such Interest Impaired / Class 9 Windstream cancelled, released, and extinguished without any Deemed to Reject distribution. GENERAL PROVISIONS REGARDING THE PLAN Subordination The classification and treatment of Claims under the Plan shall conform to the respective contractual, legal, and equitable subordination rights of such Claims, and any such rights shall be settled, compromised, and released pursuant to the Plan. Restructuring Transactions The Confirmation Order shall be deemed to authorize, among other things, all actions as may be necessary or appropriate to effectuate any transaction described in, approved by, contemplated by, or necessary to consummate the Plan and the Restructuring Transactions therein. On the Plan Effective Date, the Debtors, as applicable, shall issue all securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Restructuring Transactions. 8

GENERAL PROVISIONS REGARDING THE PLAN Cancellation of Notes, On the Plan Effective Date, except to the extent otherwise provided in this Instruments, Certificates, Plan Term Sheet or the Plan, all notes, instruments, certificates, and other and Other Documents documents evidencing Claims or Interests, including credit agreements and indentures, shall be canceled, and the Debtors’ obligations thereunder or in any way related thereto shall be deemed satisfied in full and discharged. Issuance of New Securities; On the Plan Effective Date, the Debtors or Reorganized Debtors, as Execution of the Definitive applicable, shall issue all securities, notes, instruments, certificates, and Documents other documents required to be issued pursuant to the Restructuring Transactions. Executory Contracts and The Plan will provide that the executory contracts and unexpired leases Unexpired Leases that are not rejected as of the Plan Effective Date (either pursuant to the Plan or a separate motion) will be deemed assumed pursuant to section 365 of the Bankruptcy Code. No executory contract or unexpired lease shall be assumed or rejected without the written consent of the Required Consenting Creditors and the Requisite Backstop Parties. For the avoidance of doubt, cure costs may be paid in installments following the Plan Effective Date in a manner consistent with the Bankruptcy Code. Retention of Jurisdiction The Plan will provide that the Bankruptcy Court shall retain jurisdiction for usual and customary matters. Discharge of Claims and Pursuant to section 1141(d) of the Bankruptcy Code and except as Termination of Interests otherwise specifically provided in the Plan or in any contract, instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Plan Effective Date, of Claims (including any Intercompany Claims that the Debtors resolve or compromise after the Plan Effective Date), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and Interests in the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Plan Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services that employees of the Debtors have performed prior to the Plan Effective Date and that arise from a termination of employment, any contingent or non-contingent liability on account of representations or warranties issued on or before the Plan Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not (a) a Proof of Claim based upon such debt or right is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based upon such debt, right, or Interest is Allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of such a Claim or Interest has 9

GENERAL PROVISIONS REGARDING THE PLAN accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the occurrence of the Plan Effective Date. Releases by the Debtors Pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Plan Effective Date, each Released Party is deemed released and discharged by the Debtors, the Reorganized Debtors, and their Estates from any and all Causes of Action, including any derivative claims, asserted by or on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against or Interest in a Debtor or other Entity, based on or relating to or in any manner arising from in whole or in part, the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Plan Support Agreement, the Disclosure Statement, the DIP Facility, the Plan, the Rights Offering, the New Exit Facility, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Plan Support Agreement, the Backstop Commitment Agreement, the Disclosure Statement, the DIP Facility, the Rights Offering, the New Exit Facility, or the Plan, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Plan Effective Date. Releases by Holders of As of the Plan Effective Date, each Releasing Party is deemed to have Claims and Interests released and discharged each Debtor, Reorganized Debtor, and Released Party from any and all Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to or in any manner arising from, in whole or in part, the Debtors, the Debtors’ in- or out-of- court restructuring efforts, intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Plan Support Agreement, the Backstop Commitment Agreement, the Disclosure Statement, the DIP Facility, the Plan, the Rights Offering, the New Exit Facility, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Plan Support Agreement, the Disclosure Statement, the DIP Facility, the Rights Offering, the New Exit Facility, or the Plan, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other related act or omission, transaction, agreement, event, or 10

GENERAL PROVISIONS REGARDING THE PLAN other occurrence taking place on or before the Plan Effective Date. Exculpation Except as otherwise specifically provided in the Plan, no Exculpated Party shall have or incur, and each Exculpated Party is released and exculpated from any Cause of Action for any claim related to any act or omission in connection with, relating to or arising out of the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Plan Support Agreement and related prepetition transactions, the Disclosure Statement, the Plan, the DIP Facility, the Rights Offering, the New Exit Facility, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the DIP Facility, the Rights Offering, the New Exit Facility, or the Plan, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, except for claims related to any act or omission that is determined in a final order to have constituted actual fraud or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. Injunction Except as otherwise expressly provided in the Plan or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities who have held, hold, or may hold Claims or Interests that have been released, discharged, or are subject to exculpation are permanently enjoined, from and after the Plan Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or the Released Parties: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (c) creating, perfecting, or enforcing any encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any such Claims or Interests unless such holder has filed a motion requesting the right to perform such setoff on or before the Plan 11

GENERAL PROVISIONS REGARDING THE PLAN Effective Date, and notwithstanding an indication of a claim or interest or otherwise that such holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released or settled pursuant to the Plan. Releasing Parties, Released As used in this Plan Term Sheet, the term “Released Parties” means, Parties, and Exculpated collectively, and in each case in its capacity as such: (a) the Consenting Parties Creditors; (b) the Backstop Parties; (c) the Uniti Parties; (d) the indenture trustees and administrative agents under the Debtors’ prepetition Secured credit agreement and secured notes indentures; (e) the DIP Lenders; (f) the DIP Agent; and (f) with respect to each of the Debtors, the Reorganized Debtors, and each of the foregoing Entities in clauses (a) through (f), such Entity and its current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals. As used in this Plan Term Sheet, the term “Releasing Parties” means, collectively, (a) the Consenting Creditors; (b) the Backstop Parties; (c) the Uniti Parties; (d) the indenture trustees and administrative agents under the Debtors’ prepetition Secured loans and notes; (e) the DIP Lenders; (f) the DIP Agent; (g) all holders of Claims or Interests that vote to accept or are deemed to accept the Plan; (h) all holders of Claims or Interests that abstain from voting on the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable ballot indicating that they opt not to grant the releases provided in the Plan; (i) all holders of Claims or Interests that vote to reject the Plan or are deemed to reject the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable ballot indicating that they opt not to grant the releases provided in the Plan; and (j) with respect to each of the Debtors, the Reorganized Debtors, and each of the foregoing Entities in clauses (a) through (i), such Entity and its current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such collectively. As used in this Plan Term Sheet, the term “Exculpated Parties” means 12

GENERAL PROVISIONS REGARDING THE PLAN collectively, and in each case in its capacity as such: (a) the Debtors; (b) any official committees appointed in the Chapter 11 Cases and each of their respective members; and (c) the Consenting Creditors; (d) the DIP Lenders; (e) the DIP Agent; (f) the Backstop Parties; and (g) with respect to each of the foregoing, such Entity and its current and former Affiliates, and such Entity’s and its current and former Affiliates’ current and former equity holders, subsidiaries, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such. OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Governance The new board of directors of Reorganized Windstream (the “New Board”) shall be appointed by Requisite Backstop Parties and the identities of directors on the New Board shall be set forth in the Plan Supplement to the extent known at the time of filing. Corporate governance for Reorganized Windstream and its subsidiaries, including charters, bylaws, operating agreements, or other organization documents, as applicable (the “New Organizational Documents”), shall be consistent with this Plan Term Sheet and section 1123(a)(6) of the Bankruptcy Code and shall be consistent with the terms and conditions to be set forth in a term sheet (the “Governance Term Sheet”) to be mutually agreed by Requisite Backstop Parties on or before March 15, 2020. Exemption from SEC The issuance of all securities under the Plan will be exempt from SEC Registration registration under applicable law. Registration rights, if any, to be provided to the Backstop Parties and the Required Consenting First Lien Creditors will be set forth in the Governance Term Sheet. Employment Obligations Pursuant to the Plan Support Agreement and this Plan Term Sheet, the Consenting Creditors consent to the continuation of the Debtors’ wages, compensation, and benefits programs according to existing terms and practices, including executive compensation programs and any motions in the Bankruptcy Court for approval thereof. On the Plan Effective Date, the Debtors shall assume all employment agreements, indemnification agreements, or other agreements entered into with current and former employees as set forth in the Plan Supplement. Indemnification Obligations Consistent with applicable law, all indemnification provisions in place as of the Plan Effective Date (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) for current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtors, as applicable, shall survive the effectiveness of the Restructuring Transactions on terms no less favorable to such current and former directors, officers, managers, employees, 13

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING attorneys, accountants, investment bankers, and other professionals of the Debtors than the indemnification provisions in place prior to the Plan Effective Date. Management Incentive Plan The Parties agree there will be a customary management incentive plan, the terms of which are under discussion and will be set forth, at the latest, in the Plan Supplement (the “Management Incentive Plan”). Retained Causes of Action The Reorganized Debtors, as applicable, shall retain all rights to commence and pursue any Causes of Action, other than any Causes of Action that the Debtors have released pursuant to the release and exculpation provisions outlined in this Plan Term Sheet and implemented pursuant to the Plan. Conditions Precedent to The following shall be conditions to the Plan Effective Date (the Restructuring “Conditions Precedent”): (a) the Bankruptcy Court shall have entered the Confirmation Order, which shall: (i) be in form and substance consistent with the Plan Support Agreement; (ii) authorize the Debtors to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Plan; (iii) decree that the provisions in the Confirmation Order and the Plan are nonseverable and mutually dependent; (iv) authorize the Debtors, as applicable/necessary, to: (a) implement the Restructuring Transactions, including the Rights Offering; (b) issue the New Common Stock pursuant to the exemption from registration under the Securities Act provided by section 1145 of the Bankruptcy Code or other exemption from such registration or pursuant to one or more registration statements; (c) make all distributions and issuances as required under the Plan, including cash and the New Common Stock; and (d) enter into any agreements, transactions, and sales of property as set forth in the Plan Supplement, including the New Exit Facility and the Management Incentive Plan; (v) authorize the implementation of the Plan in accordance with its terms; and (vi) provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments executed in connection 14

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING with any disposition or transfer of assets contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax; (b) the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan; (c) the final version of the Plan Supplement and all of the schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with the Plan Support Agreement, this Plan Term Sheet, and the Plan; (d) the Plan Support Agreement shall remain in full force and effect and shall not have been terminated; (e) the final order approving the DIP Facility shall remain in full force and effect; (f) the Bankruptcy Court shall have entered the BCA Approval Order; (g) the Backstop Commitment Agreement shall remain in full force and effect and shall not have been terminated; (h) the Rights Offering shall have been consummated and shall have been conducted in accordance with the procedures set forth in the Plan; (i) the Uniti Transactions shall have been consummated; (j) the documentation related to the New Exit Facility shall have been duly executed and delivered by all of the Entities that are parties thereto and all conditions precedent (other than any conditions related to the occurrence of the Plan Effective Date) to the effectiveness of the New Exit Facility shall have been satisfied or duly waived in writing in accordance with the terms of each of the New Exit Facility and the closing of the New Exit Facility shall have occurred; (k) all actions, documents, certificates, and agreements necessary to implement the Plan (including any documents contained in the Plan Supplement) shall have been effected or executed and delivered to the required parties and, to the extent required, filed with the applicable governmental units, in accordance with applicable laws and shall comply with the consent rights set forth in the Plan Support Agreement; (l) all professional fees and expenses of retained professionals that require the Bankruptcy Court’s approval shall have been paid in full or amounts sufficient to pay such fees and expenses after the Plan Effective Date shall have been placed in a professional fee escrow account pending the Bankruptcy Court’s approval of such fees and expenses; (m) all professional fees and expenses and of the advisors to the 15

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Consenting Creditors and the Backstop Parties shall have been paid in full in accordance with the Plan Support Agreement; and (n) the Debtors shall have implemented the Restructuring Transactions and all transactions contemplated in this Plan Term Sheet in a manner consistent with the Plan Support Agreement, this Plan Term Sheet, and the Plan. Waiver of Conditions The Debtors, with the prior consent of the Required Consenting Creditors Precedent to the Plan and the Requisite Backstop Parties, may waive any one or more of the Effective Date Conditions Precedent to the Plan Effective Date; provided that any waiver of (i) above shall also require the the prior consent of the Uniti Parties. 16

Exhibit 2 Redline

Execution Version THIS CHAPTER 11 PLAN TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS CHAPTER 11 PLAN TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE EFFECTIVE DATE OF THE PLAN SUPPORT AGREEMENT ON THE TERMS DESCRIBED HEREIN AND IN THE PLAN SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES HERETO. CHAPTER 11 PLAN TERM SHEET INTRODUCTION This Chapter 11 Plan Term Sheet (this “Plan Term Sheet”)1 describes the financial restructuring of Windstream Holdings, Inc. (and, together with its debtor subsidiaries, the “Debtors”). This Plan Term Sheet is being agreed to in connection with the Debtors’ and the Consenting Creditors’ entry into that certain Plan Support Agreement, dated as of March 2, 2020 (as may be further amended, supplemented or modified pursuant to the terms thereof, the Plan Support Agreement”),2 to which this Plan Term Sheet is attached as Exhibit A. Pursuant to the Plan Support Agreement, the Debtors and the Consenting Creditors have agreed to support the transactions contemplated therein and herein. This Plan Term Sheet does not include a description of all of the terms, conditions, and other provisions that are to be contained in the Definitive Documents, which remain subject to negotiation and completion in accordance with the Plan Support Agreement and applicable law. The Definitive Documents will not contain any terms or conditions that are inconsistent with this Plan Term Sheet or the Plan Support Agreement. This Plan Term Sheet incorporates the rules of construction as set forth in section 102 of the Bankruptcy Code. GENERAL PROVISIONS REGARDING THE RESTRUCTURING Chapter 11 Plan (a) On the Plan Effective Date, or as soon as is reasonably practicable thereafter, each holder of an Allowed Claim or Interest, as applicable, shall receive under the Plan the treatment described in this Plan Term Sheet in full and final satisfaction, settlement, release, and discharge of and in exchange for such holder’s Allowed Claim or Interest, except to the extent different treatment is agreed to by (a) the Reorganized Debtors, (b) the Required Consenting Creditors, (c) the Requisite Backstop Parties, and (d) the holder of such Allowed Claim or Interest, as applicable. (b) For the avoidance of doubt, any action required to be taken by the Debtors on the Plan Effective Date pursuant to this Plan Term Sheet may be taken on the Plan Effective Date or as soon as is reasonably practicable 1 This Plan Term Sheet reflects a settlement with respect to valuation solely for purposes of the Plan contemplated by this Plan Term Sheet. Nothing herein shall be construed or interpreted as a stipulation as to the value of the Debtors’ assets, enterprise value, or the collateral securing the First Lien Claims or Second Lien Claims. 2 Capitalized terms used but not defined in this Plan Term Sheet have the meanings given to such terms in the Plan Support Agreement.

GENERAL PROVISIONS REGARDING THE RESTRUCTURING thereafter. New Exit Facility Prior to the Plan Effective Date, the Debtors will secure commitments to fund a new money senior secured credit facility in an aggregate amount up to $3,250 million (the “New Exit Facility”), which will include the following facilities:  a revolving credit facility in an aggregate target principal amount of $750 million, which will be undrawn on the Plan Effective Date and may include (a) a letter of credit sub-facility up to an aggregate principal amount of $350 million to support obligations related to funding received from state and federal broadband subsidy programs and (b) an additional letter of credit sub-facility up to an aggregate principal amount of $50 million; and  a term loan facility in an aggregate principal amount up to $2,500 million (collectively, the “New Exit Facility Term Loan”), which will be funded or distributed, as applicable, on the Plan Effective Date and (a) will include $2,050 million in term loans (the “Required Exit Facility Term Loans”), (b) will include $100 million in term loans (the “Midwest Notes Exit Facility Term Loans”) that will be distributed to holders of Midwest Notes Claims in accordance with this Plan Term Sheet, and (c) may include up to $350 million in principal of additional term loans (the “Flex Exit Facility Term Loans”) at the election of the Requisite Backstop Parties, in consultation with the Debtors, so long as market conditions allow and the total cost of the Flex Exit Facility Term Loans is less than an amount agreed to in writing (which may include agreement by email of counsel to each of the parties) between the Debtors and the Requisite Backstop Parties. The interest rate, maturity date, and other terms of the New Exit Facility will be consistent with this Plan Term Sheet and otherwise reasonably acceptable to the Debtors, the Required Consenting Creditors, and the Requisite Backstop Parties. If the Flex Exit Facility Term Loans are funded on the Plan Effective Date, then, on the Plan Effective Date, the net proceeds thereof (the “Distributable Flex Proceeds”) will be distributed to holders of Allowed First Lien Claims in accordance with this Plan Term Sheet. The Required Exit Facility Term Loans may reduced to an amount less than $2,050 million (the “Required Exit Facility Term Loans Target”) at the election of (a) at least two members of the First Lien Ad Hoc Group holding a majority of the aggregate amount of commitments under the Backstop Commitment Agreement (defined below) held by all members of the First Lien Ad Hoc Group and (b) Elliott (collectively, the “Requisite Backstop Parties”). To the extent the amount of the Required Exit Facility Term Loans funded on the Plan Effective Date is lower than the Required Exit Facility Term Loans Target, the Debtors will distribute new term loans (the “First Lien Replacement Term Loans”) in an amount equal to the difference between the Required Exit Facility Term Loans 2

GENERAL PROVISIONS REGARDING THE RESTRUCTURING Target and the amount of Required Exit Facility Term Loans actually funded on the Plan Effective Date to holders of First Lien Claims in lieu of the cash distributions set forth in this Plan Term Sheet that were otherwise attributable to such difference; provided that the aggregate amount of the First Lien Replacement Term Loans will not exceed an amount to be agreed by the Requisite Backstop Parties and set forth in the Plan Supplement. The First Lien Replacement Term Loans, as applicable, will rank pari passu with and will be secured on substantially the same terms as the New Exit Facility Term Loan and have the same terms as the New Exit Facility Term Loan or such other terms as agreed by the Requisite Backstop Parties and the Debtors. On the Plan Effective Date, the net cash proceeds of the Required Exit Facility Term Loans (and all other cash on hand held by the Debtors as of the Plan Effective Date) will be:  first, used to pay in full in cash Allowed DIP Claims, Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Other Secured Claims, Allowed Other Priority Claims, and executory contract and unexpired lease cure claims as and to the extent that such Claims are required to be paid in cash under the Plan;  second, used to fund a reserve sufficient to satisfy Allowed General Unsecured Claims against any Non-Obligor Debtor;3  third, used to fund a reserve sufficient to satisfy any required cash distributions to holders of Allowed Second Lien Claims and Allowed General Unsecured Claims against any Obligor Debtor4 as set forth in this Plan Term Sheet;  fourth, used, to the extent necessary, to fund a minimum cash balance for the Reorganized Debtors in an aggregate amount equal to $75 million plus any amounts received on account of GCI (as defined in the Uniti Term Sheet) reimbursements and Cash Payments (as defined in the Uniti Term Sheet) received by the Debtors on or before the Plan Effective Date (the “Minimum Cash Balance”); and  fifth, distributed to holders of Allowed First Lien Claims in accordance with this Plan Term Sheet (such distributed proceeds, the “Distributable Exit Facility Proceeds”). If any Backstop Party elects to fund the New Exit Facility (in whole or in part), Elliott and any Consenting Creditor that is a member of the First Lien Ad Hoc Group will each have the right to participate in such financing on the same terms as each other Backstop Party that participates in the New Exit Facility. 3 “Non-Obligor Debtor” means any Debtor listed on Exhibit A-2 to the Plan Support Agreement. 4 “Obligor Debtor” means any Debtor listed on Exhibit A-1 to the Plan Support Agreement 3

GENERAL PROVISIONS REGARDING THE RESTRUCTURING New Common Stock Rights On the Plan Effective Date, the Debtors will consummate a $750 million Offering common equity rights offering (the “Rights Offering”) pursuant to which holders of Allowed First Lien Secured Claims will be distributed subscription rights (the “Subscription Rights”) to purchase the New Common Stock in accordance with this Plan Term Sheet at a 37.5% discount to a stipulated equity value equal to $1,250 million (the “Plan Equity Value”). Both the amount of the Rights Offering and the Plan Equity Value are subject to a proportionate downward adjustment (the “Flex Adjustment”) in the event that the Flex Exit Facility Term Loans are funded on the Plan Effective Date in a manner that preserves the 37.5% discount to Plan Equity Value, as will be set forth in the Backstop Commitment Agreement, such that if the aggregate principal amount of the Flex Exit Facility Terms Loans is $350 million the Plan Equity Value will equal $900 million and the Rights Offering amount will equal $540 million. Elliott and the members of the First Lien Ad Hoc Group (the “Backstop Parties”) will backstop the Rights Offering. Within 10 days of the Agreement Effective Date, the Debtors and the Backstop Parties will enter into a backstop commitment agreement (including all schedules and exhibits thereto, the “Backstop Commitment Agreement”) that will provide for, among other things, a backstop commitment premium equal to 8% of the $750 million committed amount (the “Backstop Premium”) payable in New Common Stock (calculated to reflect a 37.5% discount to Plan Equity Value) to the Backstop Parties on the Plan Effective Date (or, as set forth in the Backstop Commitment Agreement, in cash if the Plan Effective Date does not occur) and shall not be subject to any reduction on account of the Flex Adjustment. Elliott will provide 52.5% of the backstop commitments under the Backstop Commitment Agreement and the members of the First Lien Ad Hoc Group (on a pro rata basis) will provide 47.5% of the backstop commitments under the Backstop Commitment Agreement. Without limiting the obligations of the Backstop Parties to fund the full amount of the Rights Offering, the Backstop Parties will have the option to purchase up to $375 million of the New Common Stock issued pursuant to the Rights Offering, (the “Backstop Priority Tranche”) on a pro rata basis based on their backstop commitments. (the “Backstop Priority Tranche”), on a pro rata basis based on their backstop commitments. Notwithstanding the foregoing sentence, holders of First Lien Claims that were not held by Backstop Parties as of March 2, 2020 who sign the Plan Support Agreement and become Consenting Creditors by no later than 5:00 p.m. Prevailing Eastern Time on March 13, 2020 (collectively, such holders, the “Priority Non-Backstop Parties”), shall be eligible to participate pro rata (based on their percentage holdings of all First Lien Claims) in the Backstop Priority Tranche on a “first come, first served” basis for up to $430 million of aggregate principal amount of such First Lien Claims (as the same may be increased in accordance with the next sentence, the “Priority Non-Backstop Cap”) held by such holders (i.e., 4

GENERAL PROVISIONS REGARDING THE RESTRUCTURING the Priority Non-Backstop Parties shall collectively be eligible to participate in up to $51 million of the Backstop Priority Tranche); provided, that no single Priority Non-Backstop Party, together with any of its affiliates or managed funds, may participate on account of more than $141 million in aggregate principal amount of First Lien Claims for purposes of determining its pro rata share of the Backstop Priority Tranche. The Requisite Backstop Parties, in their sole discretion and in consultation with the Debtors, may elect to increase the size of the Priority Non-Backstop Cap to permit additional holders of First Lien Claims that submit a signature to the Plan Support Agreement to become Priority Non- Backstop Parties eligible to participate in the Backstop Priority Tranche pro rata (based on their percentage holdings of all First Lien Claims). Holders of First Lien Claims that submit signature pages after the Priority Non-Backstop Cap has been satisfied will have such signatures returned and will not be bound by the Plan Support Agreement. Any rights not exercised by the Priority Non-Backstop Parties in the Backstop Priority Tranche shall be made available for the Backstop Parties to purchase on a pro rata basis based on their backstop commitments. Any rights not exercised by the Backstop Parties in the Backstop Priority Tranche shall be available for distribution to holders of First Lien Claims as set forth in this Plan Term Sheet. The “Distributable Subscription Rights” shall mean the difference between (a) $750 million or, if the Flex Exit Facility Term Loans are funded on the Effective Date, the adjusted amount of the Rights Offering and (b) the amount of the Backstop Priority Tranche subscribed by the Backstop Parties. and the Priority Non-Backstop Parties. The New Common Stock issued to the Backstop Parties, the Priority Non- Backstop Parties and other holders of Allowed First Lien Claims in connection with the Rights Offering will be subject to dilution on account of the Backstop Premium and the Management Incentive Plan (as defined below). The issuance of the Subscription Rights will be exempt from SEC registration under applicable law. New Common Stock On the Plan Effective Date, Reorganized Windstream shall issue a single class of common equity interests (the “New Common Stock”). The New Common Stock will be distributed to holders of Allowed First Lien Claims in accordance with this Plan Term Sheet and issued in connection with the Rights Offering and the Backstop Premium. Cash on Hand Cash distributions in accordance with this Plan Term Sheet shall be made from cash on hand as of the Plan Effective Date, including proceeds from the New Exit Facility Term Loan and the Rights Offering. Definitive Documents Any documents contemplated by this Plan Term Sheet, including any Definitive Documents, that remain the subject of negotiation as of the Agreement Effective Date shall be subject to the rights and obligations set forth in Section 3 of the Plan Support Agreement. Failure to reference such rights and obligations as it relates to any document referenced in this Plan Term Sheet shall not impair such rights and obligations. 5

GENERAL PROVISIONS REGARDING THE RESTRUCTURING Tax Matters The Parties will work together in good faith and will use commercially reasonable efforts to structure and implement the Restructuring Transactions in a tax-efficient and cost-effective manner for the Debtors and to preserve the real estate investment trust structure of Uniti Group, Inc.; provided, that such structure shall be reasonably acceptable to the Debtors, the Required Consenting Creditors and the Requisite Backstop Parties. Vesting of Debtors’ The property of each Debtor’s estate shall vest in each respective Property Reorganized Debtor on and after the Plan Effective Date free and clear (except as provided in the Plan) of liens, claims, charges, and other encumbrances. TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Impairment / Class No. Type of Claim Treatment Voting Unclassified Non-Voting Claims On the Plan Effective Date, each holder of an N/A DIP Claims Allowed DIP Claim shall receive payment in full N/A in cash. On the Plan Effective Date, each holder of an Administrative N/A Allowed Administrative Claim shall receive N/A Claims payment in full in cash. On the Plan Effective Date, each holder of an Priority Tax Allowed Priority Tax Claim shall receive N/A N/A Claims treatment in a manner consistent with section 1129(a)(9)(C) of the Bankruptcy Code. Classified Claims and Interests of the Debtors On the Plan Effective Date, each holder of an Allowed Other Secured Claim shall receive, at the Debtors’ option, in consultation with the Required Consenting Creditors and the Requisite Backstop Parties: (a) payment in full in cash; (b) the Unimpaired / Other Secured Class 1 collateral securing its Allowed Other Secured Deemed to Claims Claim; (c) Reinstatement of its Allowed Other Accept Secured Claim; or (d) such other treatment rendering its Allowed Other Secured Claim unimpaired in accordance with section 1124 of the Bankruptcy Code. Each holder of an Allowed Other Priority Claim Unimpaired / Other Priority Class 2 shall receive treatment in a manner consistent with Deemed to Claims section 1129(a)(9) of the Bankruptcy Code. Accept 6

TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Impairment / Class No. Type of Claim Treatment Voting On the Plan Effective Date, each holder of an Impaired / Allowed First Lien Claim shall receive its pro rata Entitled to Vote share of: (a) 100% of the New Common Stock, subject to dilution on account of the Rights Offering, the Backstop Premium, and the Management Incentive Plan; (b) cash in an amount equal to the sum of (i) the Distributable Exit Class 3 First Lien Claims Facility Proceeds, (ii) the Distributable Flex Proceeds, (iii) the cash proceeds of the Rights Offering, and (iv) all other cash held by the Debtors as of the Plan Effective Date in excess of the Minimum Cash Balance; (c) the Distributable Subscription Rights; and (d) as applicable, the First Lien Replacement Term Loans. On the Plan Effective Date, each holder of an Impaired / Allowed Midwest Notes Claim shall receive its Entitled to Vote Midwest Notes Class 4 pro rata share of the Midwest Notes Exit Facility Claims Term Loans, the principal amount of which shall in no event exceed $100 million. If holders of Allowed Second Lien Claims vote as Impaired / a class to accept the Plan, on the Plan Effective Entitled to Vote Date, each holder of an Allowed Second Lien Claim shall receive cash in an amount equal to $0.00125 for each $1.00 of Allowed Second Lien Second Lien Class 5 Claims. Claims If holders of Allowed Second Lien Claims vote as a class to reject the Plan, on the Plan Effective Date, each holder of an Allowed Second Lien Claim shall receive treatment consistent with section 1129(a)(7) of the Bankruptcy Code. If holders of Allowed General Unsecured Claims against Obligor Debtors vote as a class to accept the Plan, on the Plan Effective Date, each holder of an Allowed General Unsecured Claim against any Obligor Debtor shall receive cash in an amount equal to $0.00125 for each $1.00 of such Obligor General Allowed General Unsecured Claims. Impaired / Class 6A Unsecured Claims If holders of Allowed General Unsecured Claims Entitled to Vote against Obligor Debtors vote as a class to reject the Plan, on the Plan Effective Date, each holder of such an Allowed General Unsecured Claim against any Obligor Debtor shall receive treatment consistent with section 1129(a)(7) of the Bankruptcy Code. 7

TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Impairment / Class No. Type of Claim Treatment Voting On the later of the Plan Effective Date or the date that such Allowed General Unsecured Claim becomes due in the ordinary course of the Non-Obligor Debtors’ or Reorganized Debtors’ business, each Unimpaired / Class 6B General holder of an Allowed General Unsecured Claim Deemed to Unsecured Claims against any Non-Obligor Debtor shall, at the Accept election of the Requisite Backstop Parties, in consultation with the Debtors, be (a) Reinstated or (b) paid in full in Cash. On the Plan Effective Date, each Allowed Intercompany Claim shall be Reinstated, Impaired / distributed, contributed, set off, settled, canceled Deemed to Reject Intercompany Class 7 and released, or otherwise addressed at the option or Unimpaired / Claims of the Debtors in consultation with the Required Deemed to Consenting Creditors and Requisite Backstop Accept Parties. Intercompany Interests shall receive no recovery Impaired / Intercompany or distribution and be Reinstated solely to the Deemed to Reject Interests Other Class 8 extent necessary to maintain the Debtors’ or Unimpaired / Than in corporate structure. Deemed to Windstream Accept On the Plan Effective Date, each holder of an Interests in Interest in Windstream shall have such Interest Impaired / Class 9 Windstream cancelled, released, and extinguished without any Deemed to Reject distribution. GENERAL PROVISIONS REGARDING THE PLAN Subordination The classification and treatment of Claims under the Plan shall conform to the respective contractual, legal, and equitable subordination rights of such Claims, and any such rights shall be settled, compromised, and released pursuant to the Plan. Restructuring Transactions The Confirmation Order shall be deemed to authorize, among other things, all actions as may be necessary or appropriate to effectuate any transaction described in, approved by, contemplated by, or necessary to consummate the Plan and the Restructuring Transactions therein. On the Plan Effective Date, the Debtors, as applicable, shall issue all securities, notes, instruments, certificates, and other documents required to be issued pursuant to the Restructuring Transactions. 8

GENERAL PROVISIONS REGARDING THE PLAN Cancellation of Notes, On the Plan Effective Date, except to the extent otherwise provided in this Instruments, Certificates, Plan Term Sheet or the Plan, all notes, instruments, certificates, and other and Other Documents documents evidencing Claims or Interests, including credit agreements and indentures, shall be canceled, and the Debtors’ obligations thereunder or in any way related thereto shall be deemed satisfied in full and discharged. Issuance of New Securities; On the Plan Effective Date, the Debtors or Reorganized Debtors, as Execution of the Definitive applicable, shall issue all securities, notes, instruments, certificates, and Documents other documents required to be issued pursuant to the Restructuring Transactions. Executory Contracts and The Plan will provide that the executory contracts and unexpired leases Unexpired Leases that are not rejected as of the Plan Effective Date (either pursuant to the Plan or a separate motion) will be deemed assumed pursuant to section 365 of the Bankruptcy Code. No executory contract or unexpired lease shall be assumed or rejected without the written consent of the Required Consenting Creditors and the Requisite Backstop Parties. For the avoidance of doubt, cure costs may be paid in installments following the Plan Effective Date in a manner consistent with the Bankruptcy Code. Retention of Jurisdiction The Plan will provide that the Bankruptcy Court shall retain jurisdiction for usual and customary matters. Discharge of Claims and Pursuant to section 1141(d) of the Bankruptcy Code and except as Termination of Interests otherwise specifically provided in the Plan or in any contract, instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Plan Effective Date, of Claims (including any Intercompany Claims that the Debtors resolve or compromise after the Plan Effective Date), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and Interests in the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Plan Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services that employees of the Debtors have performed prior to the Plan Effective Date and that arise from a termination of employment, any contingent or non-contingent liability on account of representations or warranties issued on or before the Plan Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not (a) a Proof of Claim based upon such debt or right is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based upon such debt, right, or Interest is Allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of such a Claim or Interest has 9

GENERAL PROVISIONS REGARDING THE PLAN accepted the Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the occurrence of the Plan Effective Date. Releases by the Debtors Pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration, on and after the Plan Effective Date, each Released Party is deemed released and discharged by the Debtors, the Reorganized Debtors, and their Estates from any and all Causes of Action, including any derivative claims, asserted by or on behalf of the Debtors, that the Debtors, the Reorganized Debtors, or their Estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against or Interest in a Debtor or other Entity, based on or relating to or in any manner arising from in whole or in part, the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Plan Support Agreement, the Disclosure Statement, the DIP Facility, the Plan, the Rights Offering, the New Exit Facility, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Plan Support Agreement, the Backstop Commitment Agreement, the Disclosure Statement, the DIP Facility, the Rights Offering, the New Exit Facility, or the Plan, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Plan Effective Date. Releases by Holders of As of the Plan Effective Date, each Releasing Party is deemed to have Claims and Interests released and discharged each Debtor, Reorganized Debtor, and Released Party from any and all Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to or in any manner arising from, in whole or in part, the Debtors, the Debtors’ in- or out-of- court restructuring efforts, intercompany transactions, the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Plan Support Agreement, the Backstop Commitment Agreement, the Disclosure Statement, the DIP Facility, the Plan, the Rights Offering, the New Exit Facility, or any Restructuring Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the Plan Support Agreement, the Disclosure Statement, the DIP Facility, the Rights Offering, the New Exit Facility, or the Plan, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, or upon any other related act or omission, transaction, agreement, event, or 10

GENERAL PROVISIONS REGARDING THE PLAN other occurrence taking place on or before the Plan Effective Date. Exculpation Except as otherwise specifically provided in the Plan, no Exculpated Party shall have or incur, and each Exculpated Party is released and exculpated from any Cause of Action for any claim related to any act or omission in connection with, relating to or arising out of the Chapter 11 Cases, the formulation, preparation, dissemination, negotiation, or filing of the Plan Support Agreement and related prepetition transactions, the Disclosure Statement, the Plan, the DIP Facility, the Rights Offering, the New Exit Facility, or any Restructuring Transaction, contract, instrument, release or other agreement or document created or entered into in connection with the Disclosure Statement, the DIP Facility, the Rights Offering, the New Exit Facility, or the Plan, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance of securities pursuant to the Plan, or the distribution of property under the Plan or any other related agreement, except for claims related to any act or omission that is determined in a final order to have constituted actual fraud or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have, and upon completion of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan. Injunction Except as otherwise expressly provided in the Plan or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities who have held, hold, or may hold Claims or Interests that have been released, discharged, or are subject to exculpation are permanently enjoined, from and after the Plan Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or the Released Parties: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (c) creating, perfecting, or enforcing any encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any such Claims or Interests unless such holder has filed a motion requesting the right to perform such setoff on or before the Plan 11

GENERAL PROVISIONS REGARDING THE PLAN Effective Date, and notwithstanding an indication of a claim or interest or otherwise that such holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released or settled pursuant to the Plan. Releasing Parties, Released As used in this Plan Term Sheet, the term “Released Parties” means, Parties, and Exculpated collectively, and in each case in its capacity as such: (a) the Consenting Parties Creditors; (b) the Backstop Parties; (c) the Uniti Parties; (d) the indenture trustees and administrative agents under the Debtors’ prepetition Secured credit agreement and secured notes indentures; (e) the DIP Lenders; (f) the DIP Agent; and (f) with respect to each of the Debtors, the Reorganized Debtors, and each of the foregoing Entities in clauses (a) through (f), such Entity and its current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals. As used in this Plan Term Sheet, the term “Releasing Parties” means, collectively, (a) the Consenting Creditors; (b) the Backstop Parties; (c) the Uniti Parties; (d) the indenture trustees and administrative agents under the Debtors’ prepetition Secured loans and notes; (e) the DIP Lenders; (f) the DIP Agent; (g) all holders of Claims or Interests that vote to accept or are deemed to accept the Plan; (h) all holders of Claims or Interests that abstain from voting on the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable ballot indicating that they opt not to grant the releases provided in the Plan; (i) all holders of Claims or Interests that vote to reject the Plan or are deemed to reject the Plan and who do not affirmatively opt out of the releases provided by the Plan by checking the box on the applicable ballot indicating that they opt not to grant the releases provided in the Plan; and (j) with respect to each of the Debtors, the Reorganized Debtors, and each of the foregoing Entities in clauses (a) through (i), such Entity and its current and former Affiliates and subsidiaries, and such Entities’ and their current and former Affiliates’ and subsidiaries’ current and former directors, managers, officers, equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and each of their respective current and former equity holders, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such collectively. As used in this Plan Term Sheet, the term “Exculpated Parties” means 12

GENERAL PROVISIONS REGARDING THE PLAN collectively, and in each case in its capacity as such: (a) the Debtors; (b) any official committees appointed in the Chapter 11 Cases and each of their respective members; and (c) the Consenting Creditors; (d) the DIP Lenders; (e) the DIP Agent; (f) the Backstop Parties; and (g) with respect to each of the foregoing, such Entity and its current and former Affiliates, and such Entity’s and its current and former Affiliates’ current and former equity holders, subsidiaries, officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such. OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Governance The new board of directors of Reorganized Windstream (the “New Board”) shall be appointed by Requisite Backstop Parties and the identities of directors on the New Board shall be set forth in the Plan Supplement to the extent known at the time of filing. Corporate governance for Reorganized Windstream and its subsidiaries, including charters, bylaws, operating agreements, or other organization documents, as applicable (the “New Organizational Documents”), shall be consistent with this Plan Term Sheet and section 1123(a)(6) of the Bankruptcy Code and shall be consistent with the terms and conditions to be set forth in a term sheet (the “Governance Term Sheet”) to be mutually agreed by Requisite Backstop Parties on or before March 15, 2020. Exemption from SEC The issuance of all securities under the Plan will be exempt from SEC Registration registration under applicable law. Registration rights, if any, to be provided to the Backstop Parties and the Required Consenting First Lien Creditors will be set forth in the Governance Term Sheet. Employment Obligations Pursuant to the Plan Support Agreement and this Plan Term Sheet, the Consenting Creditors consent to the continuation of the Debtors’ wages, compensation, and benefits programs according to existing terms and practices, including executive compensation programs and any motions in the Bankruptcy Court for approval thereof. On the Plan Effective Date, the Debtors shall assume all employment agreements, indemnification agreements, or other agreements entered into with current and former employees as set forth in the Plan Supplement. Indemnification Obligations Consistent with applicable law, all indemnification provisions in place as of the Plan Effective Date (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) for current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtors, as applicable, shall survive the effectiveness of the Restructuring Transactions on terms no less favorable to such current and former directors, officers, managers, employees, 13

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING attorneys, accountants, investment bankers, and other professionals of the Debtors than the indemnification provisions in place prior to the Plan Effective Date. Management Incentive Plan The Parties agree there will be a customary management incentive plan, the terms of which are under discussion and will be set forth, at the latest, in the Plan Supplement (the “Management Incentive Plan”). Retained Causes of Action The Reorganized Debtors, as applicable, shall retain all rights to commence and pursue any Causes of Action, other than any Causes of Action that the Debtors have released pursuant to the release and exculpation provisions outlined in this Plan Term Sheet and implemented pursuant to the Plan. Conditions Precedent to The following shall be conditions to the Plan Effective Date (the Restructuring “Conditions Precedent”): (a) the Bankruptcy Court shall have entered the Confirmation Order, which shall: (i) be in form and substance consistent with the Plan Support Agreement; (ii) authorize the Debtors to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with the Plan; (iii) decree that the provisions in the Confirmation Order and the Plan are nonseverable and mutually dependent; (iv) authorize the Debtors, as applicable/necessary, to: (a) implement the Restructuring Transactions, including the Rights Offering; (b) issue the New Common Stock pursuant to the exemption from registration under the Securities Act provided by section 1145 of the Bankruptcy Code or other exemption from such registration or pursuant to one or more registration statements; (c) make all distributions and issuances as required under the Plan, including cash and the New Common Stock; and (d) enter into any agreements, transactions, and sales of property as set forth in the Plan Supplement, including the New Exit Facility and the Management Incentive Plan; (v) authorize the implementation of the Plan in accordance with its terms; and (vi) provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with the Plan, including any deeds, bills of sale, or assignments executed in connection 14

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING with any disposition or transfer of assets contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax; (b) the Debtors shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan; (c) the final version of the Plan Supplement and all of the schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with the Plan Support Agreement, this Plan Term Sheet, and the Plan; (d) the Plan Support Agreement shall remain in full force and effect and shall not have been terminated; (e) the final order approving the DIP Facility shall remain in full force and effect; (f) the Bankruptcy Court shall have entered the BCA Approval Order; (g) the Backstop Commitment Agreement shall remain in full force and effect and shall not have been terminated; (h) the Rights Offering shall have been consummated and shall have been conducted in accordance with the procedures set forth in the Plan; (i) the Uniti Transactions shall have been consummated; (j) the documentation related to the New Exit Facility shall have been duly executed and delivered by all of the Entities that are parties thereto and all conditions precedent (other than any conditions related to the occurrence of the Plan Effective Date) to the effectiveness of the New Exit Facility shall have been satisfied or duly waived in writing in accordance with the terms of each of the New Exit Facility and the closing of the New Exit Facility shall have occurred; (k) all actions, documents, certificates, and agreements necessary to implement the Plan (including any documents contained in the Plan Supplement) shall have been effected or executed and delivered to the required parties and, to the extent required, filed with the applicable governmental units, in accordance with applicable laws and shall comply with the consent rights set forth in the Plan Support Agreement; (l) all professional fees and expenses of retained professionals that require the Bankruptcy Court’s approval shall have been paid in full or amounts sufficient to pay such fees and expenses after the Plan Effective Date shall have been placed in a professional fee escrow account pending the Bankruptcy Court’s approval of such fees and expenses; (m) all professional fees and expenses and of the advisors to the 15

OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Consenting Creditors and the Backstop Parties shall have been paid in full in accordance with the Plan Support Agreement; and (n) the Debtors shall have implemented the Restructuring Transactions and all transactions contemplated in this Plan Term Sheet in a manner consistent with the Plan Support Agreement, this Plan Term Sheet, and the Plan. Waiver of Conditions The Debtors, with the prior consent of the Required Consenting Creditors Precedent to the Plan and the Requisite Backstop Parties, may waive any one or more of the Effective Date Conditions Precedent to the Plan Effective Date; provided that any waiver of (i) above shall also require the the prior consent of the Uniti Parties. 16

Exhibit 3 Form of Signature Page

Consenting Creditor Signature Page to the Chapter 11 Plan Support Agreement [CONSENTING CREDITOR] _____________________________________ Name: Title: Address: E-mail address(es): Aggregate Amounts Beneficially Owned or Managed on Account of: First Lien Loans First Lien Notes Midwest Notes Second Lien Notes Unsecured Notes Equity Interests